SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |_|  Preliminary Proxy Statement          |_|  Confidential, For Use of
         |X|  Definitive Proxy Statement                the Commission Only (as
         |_|  Definitive Additional Materials           permitted by Rule 14a-6
         |_|  Soliciting Material Pursuant to           (e)(2)
              ss.240.14a-12


                              TARRANT APPAREL GROUP
================================================================================
                (Name of Registrant as Specified in Its Charter)


================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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         |X|      No Fee Required
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                  and 0-11.

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                  applies:

================================================================================
         (2)      Aggregate number of securities to which transaction applies:

================================================================================
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

================================================================================
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================================================================================
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================================================================================

                              TARRANT APPAREL GROUP

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------




TIME..........................................    10:00  a.m.  Pacific  Daylight
                                                  Time on Thursday, May 25, 2006

PLACE.........................................    Tarrant Apparel Group
                                                  3151 East Washington Boulevard
                                                  Los Angeles, California 90023

ITEMS OF BUSINESS.............................    (1)      To elect  five  Class
                                                           II   members  of  the
                                                           Board  of   Directors
                                                           for two-year terms.

                                                  (2)      To  approve  our 2006
                                                           Stock Incentive Plan,
                                                           which  authorizes the
                                                           issuance   of  up  to
                                                           5,100,000  shares  of
                                                           our   common    stock
                                                           pursuant   to  awards
                                                           granted   under   the
                                                           plan;

                                                  (3)      To     ratify     the
                                                           appointment of Singer
                                                           Lewak   Greenbaum   &
                                                           Goldstein  LLP as our
                                                           independent
                                                           registered     public
                                                           accounting  firm  for
                                                           the    year     ended
                                                           December 31, 2006.

                                                  (4)      To   transact    such
                                                           other business as may
                                                           properly  come before
                                                           the  Meeting  and any
                                                           adjournment        or
                                                           postponement.

RECORD DATE...................................    You can  vote if at the  close
                                                  of business on March 31, 2006,
                                                  you were a shareholder  of the
                                                  Company.

PROXY VOTING..................................    All shareholders are cordially
                                                  invited  to attend  the Annual
                                                  Meeting in person. However, to
                                                  ensure your  representation at
                                                  the  Annual  Meeting,  you are
                                                  urged  to  vote   promptly  by
                                                  signing  and   returning   the
                                                  enclosed Proxy card.



                                              /s/ Gerard Guez
April 10, 2006                                ----------------------------------
                                              GERARD GUEZ, CHAIRMAN OF THE BOARD

                                                           TARRANT APPAREL GROUP
                                                  3151 EAST WASHINGTON BOULEVARD
                                                   LOS ANGELES, CALIFORNIA 90023
                                                                  (323) 780-8250
PROXY STATEMENT
--------------------------------------------------------------------------------


These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tarrant Apparel Group, a California corporation ("Tarrant," the "Company", "we", or "us"), of Proxies to be voted at our 2006 Annual Meeting of Shareholders and at any adjournments or postponements.

You are invited to attend our Annual Meeting of Shareholders on Thursday, May 25, 2006, beginning at 10:00 a.m. Pacific Daylight Time. The meeting will be held at our corporate headquarters, 3151 East Washington Boulevard, Los Angeles, California, 90023.

It is anticipated that the 2005 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about April 17, 2006.

SHAREHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on March 31, 2006 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of March 31, 2006, there were 30,543,763 shares of common stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. Our Articles of Incorporation do not authorize cumulative voting. In the election of directors, the five candidates receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

ADOPTION OF TARRANT'S 2006 STOCK INCENTIVE PLAN. The proposal to adopt the 2006 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. The ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2006 will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

In the event a shareholder proposal was not submitted to us prior to March 18, 2006, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to us, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 1 is the election of five Class II members of the Board of Directors. Our Articles of Incorporation provide that the Board of Directors is divided into two classes which are elected for staggered two-year terms. One of the two classes is elected each year to succeed the directors whose terms are expiring. Our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than six nor more than eleven. The Board of Directors has fixed the number of directors at nine.

The Class II directors whose terms expire at the 2006 Annual Meeting are Gerard Guez, Todd Kay, Corazon Reyes, Joseph Mizrachi and Simon Mani. The Board of Directors, upon recommendation of the independent directors, has nominated Gerard Guez, Todd Kay, Corazon Reyes, Joseph Mizrachi and Simon Mani to serve as Class II directors for terms expiring in 2008. The Class I directors are serving terms that expire in 2007. There is currently one vacancy among the Class I directors.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as Class II directors:

                                   Gerard Guez
                                    Todd Kay
                                  Corazon Reyes
                                 Joseph Mizrachi
                                   Simon Mani

If elected, the foregoing five nominees are expected to serve until the 2008 Annual Meeting of Shareholders. The five nominees for election as Class II directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS II DIRECTORS: TERMS EXPIRING IN 2008

GERARD GUEZ                         Gerard Guez  founded the Company in 1988 and
                                    has  served  as its  Chairman  of the  Board
                                    since its inception  and as Chief  Executive
                                    Officer from inception  until 2001 and again
                                    from March 2003  through  August  2004.  Mr.
                                    Guez  was   re-appointed  as  Interim  Chief
                                    Executive Officer, effective March 31, 2006.
                                    Mr.  Guez  also  founded   Tarrant   Company
                                    Limited  ("Tarrant  HK"), the Company's Hong
                                    Kong subsidiary,  in 1985, and he has served
                                    as its Chairman  since  inception  and Chief
                                    Executive  Officer from 1985 through October
                                    2001. Prior to founding Tarrant HK, Mr. Guez
                                    served as the  President  of  Sasson  Jeans,
                                    L.A.,  Inc.,  which was a  manufacturer  and
                                    distributor   of  denim  apparel  under  the
                                    "Sasson" license.
                                    DIRECTOR SINCE:  1988      AGE:  50

TODD KAY Todd Kay has served as our President from 1988 to September 1999 and from March 2000 to August 2003, and has served as Vice Chairman since September 7, 1999. Mr. Kay has also served as a director of the Company since 1988 and as a director of Tarrant HK since 1986. Prior to joining us, Mr. Kay was a sales manager for Sasson Jeans, L.A., Inc. from 1979 to 1980 and served as President of JAG Beverly Hills, Inc., an apparel manufacturer, from 1980 to 1985.
                                    DIRECTOR SINCE:  1988      AGE:  49

CORAZON REYES                       Corazon  Reyes has been a  director  and has
                                    served as our Chief Financial  Officer since
                                    August  2004.  Ms.  Reyes  has held  various
                                    positions at Tarrant  since its inception in
                                    1988.  Ms. Reyes  served as Chief  Operating
                                    Officer  of  our  Mexico   operations   from
                                    January 2000 until August 2004.  Previously,
                                    Ms.  Reyes  served as  Controller  from 1988
                                    until 1994,  Chief  Operating  Officer  from
                                    1994  to  1999,   and  as  a  director  from
                                    inception  until  1999.  Ms.  Reyes has also
                                    served  as  a  director  of  our  Hong  Kong
                                    subsidiary  since 1988. Ms. Reyes received a
                                    B.S.  in  Business  Administration  from the
                                    University  of the  East in the  Philippines
                                    and was a C.P.A. in that country.
                                    DIRECTOR SINCE:  2004      AGE:  61

JOSEPH MIZRACHI                     Joseph  Mizrachi has served as a director of
                                    the Company since June 2001. Since 1982, Mr.
                                    Mizrachi has been engaged in capital funding
                                    to finance  buyouts of small and medium size
                                    companies.  He has also been the Chairman of
                                    the Board of Midwest Properties  Management,
                                    Inc.  since  1980,  which is  engaged in the
                                    management  of  real  estate,   and  he  was
                                    formerly a member of the board of  directors
                                    of American Realty Investors Inc. (NYSE) and
                                    he was a  director  and  member  of the loan
                                    committee  of Heritage  Bank in  Washington,
                                    DC. Mr. Mizrachi  received an  undergraduate
                                    degree in Economics and Political Science in
                                    1968  and  a  Master's  degree  in  Business
                                    Administration  in Finance and  Marketing in
                                    1971,  both from the  Hebrew  University  in
                                    Jerusalem, Israel. He became a member of the
                                    American    Society   of   Chartered    Life
                                    Underwriter  (CLU) in 1973  and a  Chartered
                                    Financial Consultant (CFC) in 1982. In 1978,
                                    he  received   another  Master's  degree  in
                                    Business    Administration   and   Financial
                                    Counseling  (MFS) from The American  college
                                    in Bryn Mawr, Pennsylvania.
                                    DIRECTOR SINCE:  2001      AGE:  60
                                    MEMBER:   AUDIT   COMMITTEE,    COMPENSATION
                                    COMMITTEE

SIMON MANI                          Simon Mani has  served as a director  of the
                                    company since December 2004. Since 1994, Mr.
                                    Mani has served as  General  Manager of Mani
                                    Borthers  Real Estate  Investment  Group,  a
                                    privately-held  real estate  investment firm
                                    that owns, renovates, operates, manages, and
                                    leases   over  1  million   square  feet  of
                                    commercial  property.  Previously,  Mr. Mani
                                    served  as  President  of the Sara Lee Fresh
                                    division  of Sara Lee Bakery from 1992 until
                                    2001. In this  position Mr. Mani  supervised
                                    over 1,500  employees  and managed  over 500
                                    distributors.   Mr.  Mani  and  his  brother
                                    founded the  International  Baking  Company,
                                    which the Manis  sold to Sara Lee  Bakery in
                                    1992.
                                    DIRECTOR SINCE:  2004      AGE:  54
                                    MEMBER:   AUDIT   COMMITTEE,    COMPENSATION
                                    COMMITTEE


CLASS I DIRECTOR NOMINEES: TERMS EXPIRING IN 2007

STEPHANE FAROUZE                    Stephane Farouze has served as a director of
                                    the Company since May 2003.  Mr.  Farouze is
                                    currently  a Managing  Director  of Paradigm
                                    Global Advisors. Previously, from March 2000
                                    to November  2000,  Mr. Farouze was employed
                                    as   the   Global    Head   of   Sales   and
                                    Restructuring   of  Societe   General  Asset
                                    Management.  From  March  1998  to  February
                                    2000,   Mr.  Farouze  was  Head  of  Foreign
                                    Exchanges  for the  Italian  Market for BNP.
                                    Mr.  Farouze  received a Bachelor of Science
                                    in Applied  Arts and Sciences and a Business
                                    Administration  (Finance)  degree  from  San
                                    Diego State University in 1992.
                                    DIRECTOR SINCE:  2003      AGE:  37
                                    MEMBER:   AUDIT   COMMITTEE,    COMPENSATION
                                    COMMITTEE

MILTON KOFFMAN                      Milton  Koffman was elected as a director of
                                    the  Company on  November  28,  2001.  Since
                                    1997,  Mr.  Koffman has been the Chairman of
                                    the  Board  for New  Valu,  Inc.,  a  multi-
                                    faceted  provider  of  investment   capital,
                                    commercial   loans   and   other   financial
                                    services  for various  operating  companies.
                                    Additionally,  he is a founder and  director
                                    of  Global   Credit   Services,   a  leading
                                    provider   of   business   information   and
                                    analysis   for   manufacturing,   financial,
                                    lending  and  real  estate  companies.   Mr.
                                    Koffman has previously  served on the boards
                                    of  IEC  Electronics,   Jayark  Corporation,
                                    Sattlers  Department  Stores,   Walter  Reed
                                    Theaters,  Scoreboard,  Inc.  and the  Gruen
                                    Watch Company.  Mr. Koffman  received a B.S.
                                    from Ohio State University in 1945.
                                    DIRECTOR SINCE:  2001      AGE:  82
                                    MEMBER:   AUDIT   COMMITTEE,    COMPENSATION
                                    COMMITTEE

MITCHELL SIMBAL                     Mitchell  Simbal has served as a director of
                                    the Company since June 6, 2001.  Since 1997,
                                    Mr. Simbal has been Senior Vice President of
                                    Retail Operations for Caesars Entertainment,
                                    which  includes  Caesars  Palace,  Paris Las
                                    Vegas,  Bally's and Flamingo Hilton. In this
                                    position,  Mr. Simbal is  responsible  for a
                                    $100 million retail division. Mr. Simbal has
                                    a B.S. in accounting  from the University of
                                    Hartford.
                                    DIRECTOR SINCE:  2001      AGE:  52
                                    MEMBER:   AUDIT   COMMITTEE,    COMPENSATION
                                    COMMITTEE


OTHER EXECUTIVE OFFICERS

HENRY CHU                           Henry Chu has served as President of Tarrant
                                    Company  Limited,  our Hong Kong subsidiary,
                                    since  September  2005.  Mr.  Chu,  is  also
                                    currently   a  director  of  Tarrant  HK,  a
                                    position he has held since 2002. Prior to joining TCL, Mr. Chu was the founder and owner of a garment manufacturing company.
                                    Mr. Chu has over 30 years of experience in the garment industry.
                                    AGE: 68

CHARLES GHAILIAN                    Charles Ghailian joined the Company in March
                                    1999 upon  acquisition  of certain assets of
                                    CMG,   Inc.,   where  he   served  as  Chief
                                    Executive  Officer  since  1988.  CMG,  Inc.
                                    designed,  produced and sold  private  label
                                    and CHAZZZ  branded  woven and knit  apparel
                                    for women,  children  and men.  He was named
                                    President of Chazzz,  a Division of Tag Mex,
                                    Inc.,  a  wholly-owned   subsidiary  of  the
                                    Company.  In April 2002,  Mr.  Ghailian  was
                                    appointed  President  of Tag  Mex,  Inc.  In
                                    addition   to   managing   the    day-to-day
                                    operations of Tag Mex,  Inc.,  Mr.  Ghailian
                                    oversees     developments    with    certain
                                    customers, including Sears, J.C. Penny and Mervyn's.
                                    AGE: 53

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held 9 meetings during fiscal 2005. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee. While directors generally attend annual shareholder meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual meetings.

The Audit Committee currently consists of Messrs. Farouze, Koffman, Mizrachi, Mani and Simbal, all of whom are considered "independent" under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Mitchell Simbal is an audit committee financial expert, as defined in Item 401(h)(2) of Regulation S-K. The primary purposes of the Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants' opinion and letter of comment to management and management's response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors and
(v) to review our quarterly and annual financial statements prior to public issuance. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee held 9 meetings during fiscal 2005.

The Compensation Committee currently consists of Messrs. Farouze, Koffman, Mizrachi, Mani and Simbal. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held 2 meetings during fiscal 2005.

DIRECTOR NOMINATIONS. We do not currently have a standing nominating committee. The Board of Directors has adopted resolutions requiring that all director nominations be approved or recommended for approval by a majority of the independent directors (as defined by Nasdaq), voting in executive session (the "Independent Board Members").

The Independent Board Members review those directors who are candidates for re-election to our Board of Directors, and make the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next two-year term. The nominating committee's methods for identifying candidates for election to the Board of Directors (other than those proposed by our shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The Independent Board Members also nominate outside candidates for inclusion on the Board of Directors.

A Tarrant shareholder may nominate one or more persons for election as a director at an annual meeting of shareholders if the shareholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (1) the qualifications of the proposed nominee to serve on the Board of Directors, (2) the principal occupations and employment of the proposed nominee during the past five years,
(3) directorships currently held by the proposed nominee and (4) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

Among other matters, the Independent Board Members:

         o Review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of Tarrant and the Board;

         o Conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to Tarrant, its management and operations, and confirm the appropriate level of interest of such candidates;

         o Recommend to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

         o        Conduct   appropriate   inquiries   into  the  background  and
                  qualifications of potential nominees; and

         o Review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommend whether or not such director should be re-nominated.

Based on the foregoing, the Independent Board Members recommended the nomination of Gerard Guez, Todd Kay, Corazon Reyes, Joseph Mizrachi and Simon Mani for re-election as Class II directors to the Board of Directors, subject to shareholder approval, for a two-year term ending on the date of the 2008 Annual Meeting.

All directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 2005.

DIRECTORS' COMPENSATION. The Company pays to each director who is not employed by the Company $4,000 per month for attending meetings of the Board of Directors and committees of the Board of Directors, and reimburses such person for all expenses incurred by him in his capacity as a director of the Company. In addition, the Chairman of each committee receives $2,000 per year for such service. The Board of Directors may modify such compensation in the future. In addition, each director not employed by the Company, upon joining the Board of Directors, will receive an option to purchase 20,000 shares of our common stock and, thereafter, an option to purchase 4,000 shares of common stock on the date of each annual meeting at which such person is reelected to serve as a director. Such options will have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable so long as the recipient continues to serve as a director in four equal annual installments commencing on the first anniversary of the grant thereof, and expire on the tenth anniversary of the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee of our Board of Directors currently consists of Messrs. Farouze, Koffman, Mizrachi, Mani and Simbal. None of these individuals was an officer or employee of the Company at any time during fiscal 2005. No current executive officer of the Company has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors or Compensation Committee has served as an executive officer.

SHAREHOLDER COMMUNICATIONS. Holders of the Company's securities can send communications to the Board of Directors via mail or telephone to the Secretary at the Company's principal executive offices.

CODE OF ETHICS. We have adopted a Code of Ethical Conduct that is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of our Code of Ethical Conduct is filed as an exhibit to our Annual Report on Form 10-K.

ITEM 2: ADOPTION OF STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

Item 2 is the adoption of Tarrant's 2006 Stock Incentive Plan (the "2006 Plan"), which authorizes the issuance of up to 5,100,000 shares of Tarrant's common stock pursuant to options or awards granted under the plan. The proposal to adopt the 2006 Plan requires the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. A copy of the 2006 Plan is attached to this Proxy Statement as Appendix A.

The 2006 Stock Incentive Plan is designed to assist us in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in our common stock.

No options or awards have been granted under the 2006 Stock Incentive Plan.

SUMMARY OF THE 2006 STOCK INCENTIVE PLAN

ADMINISTRATION. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the power to construe and interpret the Employee Incentive Plan and, subject to provisions of the 2006 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms and conditions of such award. The Compensation Committee is composed solely of individuals who are "outside directors" within the meaning of the Code and applicable regulations thereunder, and who otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934. The expenses for administering the 2006 Plan will be borne by the Company.

ELIGIBILITY. Incentive stock options may be granted under the 2006 Plan only to employees (including directors if they are also employees) of our Company and our subsidiaries. Employees, directors and independent contractors are eligible to receive nonstatutory (non-qualified) stock options, stock appreciation rights, restricted awards, performance awards and other awards under the 2006 Plan.

No incentive stock option may be granted under the 2006 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our company or any subsidiary, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The 2006 Plan states that in the case of stock options and stock appreciation rights, no person may receive in any year a stock option to purchase more than 2,000,000 shares or a stock appreciation right measured by more than 2,000,000 shares.

If awards granted under the 2006 Plan expire, are canceled or otherwise terminate without being exercised, the common stock not purchased pursuant to the award again becomes available for issuance under the 2006 Plan.

TERMS OF AWARDS. The following is a description of the types of grants and awards and the permissible terms under the 2006 Plan. Individual awards may be more restrictive as to any or all of the permissible terms described below.

         o Stock options may be granted as "incentive stock options" within the meaning of Section 422 of the Code or nonstatutory (non-qualified) stock options.

         o Stock appreciation rights ("SARs") may be granted specifying a period of time for which increases in share price shall be measured, with the grantee eligible to receive stock or cash at the end of the period based upon increases in the share price.

         o Restricted awards may be granted specifying a period of time (the "restriction period") applicable to the award, which may vary at the discretion of the Committee. Common stock awarded pursuant to a restricted stock award shall entitle the holder to enjoy all the shareholder rights during the restriction period except that certain limitations with respect to dividend distributions and disposition of the stock shall apply.

         o Performance awards may be granted specifying a number of performance shares to be credited to an account on behalf of the recipient, each share of which is deemed to be the equivalent of one share of our common stock. These awards shall be subject to both time and company performance objectives that are specified at the time of the award at the discretion of the Compensation Committee. The value of a performance share in a holder's account at the time of award or the time of payment shall be the fair market value at any time of a share of the common stock.

Other awards may be granted under the 2006 Plan that are not in the categories discussed above because the 2006 Plan provides the Compensation Committee with flexibility in designing compensation programs. An award may also consist of one or more of the categories above or two or more of them in tandem in the alternative.

EXERCISE PRICE; PAYMENT. The exercise of stock options under the 2006 Plan may not be less than the fair market value of the common stock subject to the option on the date of the option grant and in some cases as described above may not be less than 110% of fair market value. Similarly, SARs are based upon the fair market value of a share of common stock on the date of the grant compared with the fair market value of a share at the end of the measuring period. The sole basis for compensation under these awards is an increase in the stock's fair market value.

Restricted stock awards are payable in stock upon satisfaction of the restrictions imposed with respect to the award. The Compensation Committee has the discretion to pay other awards in cash, in shares of common stock, or a combination of both.

PERFORMANCE GOALS. The 2006 Plan is structured so that the Compensation Committee may make awards that qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. However, the 2006 Plan is flexible so that the Compensation Committee also has the discretion to make awards that are not described in that section. Section 162(m) provides a limit of $1,000,000 on deductions for compensation paid to certain corporate executives on a year-by-year basis. However, "performance-based compensation" is excluded from that limitation. Whether any particular award under the 2006 Plan will qualify as "performance-based compensation" will depend upon the terms of the award and compliance with certain other procedural requirements under
Section 162(m). The Compensation Committee will take into account the overall tax and business objectives of the Company in structuring awards under the 2006 Plan.

TERM. The maximum term of the 2006 Plan is ten years, except that the Board of Directors may terminate the plan earlier. The term of each individual award will depend upon the written agreement between us and the grantee setting forth the terms of the awards. In certain circumstances, an award may remain outstanding for a period that extends beyond the term of the 2006 Plan or the period of the grantee's employment.

ADJUSTMENTS. If there is any change in the stock subject to the 2006 Plan or subject to any award made under the 2006 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the 2006 Plan and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the 2006 Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Compensation Committee to be fair and equitable to the holders, the company and our shareholders. In addition, the Compensation Committee may also make adjustments in the number of shares covered by, and the price or other value of any outstanding awards under the 2006 Plan in the event of a spin-off or other distribution (other than normal cash dividends) of our assets to shareholders.

AMENDMENT. The Board of Directors may amend the 2006 Plan at any time and from time to time without shareholder approval, except that an amendment may not, without shareholder approval: (1) increase the number of shares authorized for issuance under the 2006 Plan except as a result of an adjustment; (2) materially modify the requirements as to eligibility for participation in the 2006 Plan; or
(3) materially  increase the benefits  accruing to  participants  under the 2006
Plan.

RESTRICTIONS ON TRANSFER. Under the 2006 Plan, no award shall be transferable by a holder other than by laws of descent and distribution. Option rights shall be exercisable during the holder's lifetime only by the holder or by his guardian or legal representative.

EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by officers, directors and more than 10% shareholders ("Insiders") pursuant to awards granted to them under the 2006 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by Tarrant of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 2006 Plan is designed to comply with Rule 16b-3.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

We anticipate that the vast majority of awards granted by us under the 2006 Plan will be stock options. The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code and "non statutory stock options" based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The discussion is limited to the tax implications of stock options, and does not address other types of awards under the plan as we do not anticipate that other types of awards will be granted frequently, if at all. The 2006 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an incentive stock option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an incentive stock option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long term capital gain or loss when he or she disposes of his or her common stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition.

If the optionee disposes of the common stock acquired upon exercise of an incentive stock option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that (1) the lesser of (a) the fair market value of the shares of common stock on the date the incentive stock option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (2) the incentive stock option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of common stock on the date of exercise will be treated as long term or short term capital gain depending upon the length of time the shares have been held.

The use of stock acquired through exercise of an incentive stock option to exercise an incentive stock option will constitute a disqualifying disposition if the ISO Holding Period Requirements have not been satisfied.

For alternative minimum tax purposes, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price of the incentive stock option is included in computing that year's alternative minimum taxable income. However, if the shares of common stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

CONSEQUENCES TO EMPLOYEES: NON STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of non-statutory stock options at the time non-statutory stock options are granted under the 2006 Plan. In general, at the time shares of common stock are issued to a holder pursuant to the exercise of non-statutory stock options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of non-statutory stock options in an amount equal to the difference between the sales price and the tax basis of the common stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the non-statutory stock options. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. We will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive stock option. There are also no federal income tax consequences to us as a result of the disposition of common stock acquired upon exercise of an incentive stock option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, we will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, we will be entitled to a deduction for federal income tax purposes in the taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of non-statutory stock options.

EQUITY COMPENSATION PLAN INFORMATION

For information regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of December 31, 2005, see "Executive Compensation - Equity Compensation Plan Information" below.

REQUIRED VOTE. The approval of the Amendment to the 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. The Board of Directors is of the opinion that the 2006 Plan is in the best interests of Tarrant and its shareholders and recommends a vote for the approval of the 2006 Plan. All Proxies will be voted to approve the 2006 Plan unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN.

ITEM 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

Item 3 is the ratification of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as our independent registered public accounting firm for the year ending December 31, 2006. SLGG audited our consolidated financial statements for the fiscal year ended December 31, 2005. The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shares of common stock present or represented and entitled to vote at the Annual Meeting, the firm of SLGG as our independent registered public accounting firm for the current fiscal year ending December 31, 2006. We anticipate that a representative of SLGG will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of SLGG will be afforded an opportunity to make a statement if he or she so desires.

While there is no legal requirement that this proposal be submitted to shareholders, it will be submitted at the Annual Meeting nonetheless, as the Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek shareholder approval. If the shareholders do not ratify this appointment, other firms of certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

Grant Thornton LLP ("Grant Thornton") served as our principal independent public accounting firm for the years ended December 31, 2003 and 2004. Grant Thornton was dismissed on November 17, 2005. Grant Thornton's report on the financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee. During the fiscal years ended December 31, 2003 and 2004, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Other than the following there were no "reportable events," as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended. As previously disclosed in our Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on May 31, 2005, we restated our audited financial statements following our review of the accounting treatment of our October 2003 private placement of convertible preferred stock. After our review, management and the Audit Committee of the Board of Directors determined to revise our accounting treatment to reflect the beneficial conversion feature of the convertible preferred stock and to restate our financial statements for the fiscal years ended December 31, 2003 and 2004. In light of the restatement, management and Grant Thornton, our independent accountants, concluded that a material weakness existed in our internal control over financial reporting. Subsequent to December 31, 2004, we remedied this material weakness by changing our policies and procedures for accounting for instruments with convertible features. Specifically, our Chief Financial Officer, who was hired in the third quarter of 2004, will review and approve the appropriate accounting for convertible instruments and determine whether any embedded beneficial conversion feature is required to be recognized and measured separately.

AUDIT FEES

Fees paid to our principal accountants for audit services, as approved by the Audit Committee, totaled approximately $483,000 in 2004 and approximately $563,000 in 2005, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally.

AUDIT-RELATED FEES

Fees paid to our principal accountants for audit-related services, as approved by the Audit Committee, totaled $0 in 2004 and $0 in 2005. Audit-related services principally include due diligence in connection with acquisitions, accounting consultations and benefit plan audits.

TAX FEES

Fees paid to our principal accountants for tax services, including tax compliance, tax advice and tax planning, as approved by the Audit Committee, totaled $0 in 2004 and $0 in 2005.

ALL OTHER FEES

There were no fees for any other services provided by our principal accountants not included above in either 2004 or 2005.

APPROVAL OF NON-AUDIT SERVICES

All non-audit services to be presented to the Audit Committee for pre-approval. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

The ratification of SLGG as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2006 will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All Proxies will be voted to approve the ratification of the appointment of the independent public accountants unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.

                                                       ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                              --------------------------------------     ----------------------------
                                                                        OTHER ANNUAL      NUMBER OF        ALL OTHER
NAME                         FISCAL YEAR      SALARY        BONUS       COMPENSATION     SECURITIES      COMPENSATION
----                            ENDED         ------        -----       ------------     UNDERLYING      ------------
PRINCIPAL POSITION(1)        DECEMBER 31,       ($)          ($)           ($)(2)          OPTIONS            ($)
------------------------     ------------       ---          ---           ------          -------            ---
Gerard Guez(3)..........         2005          52,000         --             --              --               --
Interim Chief Executive          2004          50,000         --             --              --               --
   Officer and Chairman          2003         211,538         --             --           1,000,000           --


Todd Kay................         2005         500,000         --             --              --               --
Vice Chairman                    2004         519,231         --             --              --               --
   the Board of Directors        2003         500,000       20,000           --           1,000,000           --


Barry Aved(4)...........         2005         400,000         --             --              --               --
                                 2004         415,385         --             --              30,000           --
                                 2003         123,077         --             --             504,000           --


Charles Ghailian(5).....         2005         383,968      170,000           --              --               --
President of                     2004         398,736      170,000           --              --               --
   Tag Mex, Inc.                 2003         383,968      222,500           --              25,000           --


Corazon Reyes(6)........         2005         220,000         --             --              --               --
Chief Financial Officer          2004         181,594         --             --              --               --
                                 2003         148,320         --             --              --               --


Henry Chu...............         2005         278,205         --             --              --               --
President of Tarrant             2004         230,770         --             --              --               --
     Company Limited             2003         188,462         --             --             100,000           --

----------
(1) For a description of the employment contracts between certain officers and the Company, see "Employment Contracts," below.
(2) Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including payment for unused vacation days, car allowances, living and relocation expenses and director fees. The aggregate amount of such personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the officer.
(3) Mr. Guez served as the Company's Chief Executive Officer from the Company's inception until 2001, and from March 2003 through August 2, 2004. Mr. Guez was appointed as Interim Chief Executive Officer on March 31, 2006.
(4) Mr. Aved was appointed President on September 1, 2003 and was appointed as Chief Executive Officer on August 2, 2004. Mr. Aved resigned as Chief Executive Officer and President, effective March 31, 2006.
(5) Mr. Ghailian served as President of Chazzz, a division of Tag Mex, Inc., a wholly-owned subsidiary of the Company from 1999 until March 2002, and was appointed President of Tag Mex, Inc. on April 1, 2002.
(6)      Ms. Reyes was appointed Chief Financial Officer on August 16, 2004.

There were no grants of stock options made during fiscal 2005 to the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2005, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on The Nasdaq Stock Market on December 30, 2005 ($1.06 per share)*.

                           SHARES                      NUMBER OF SECURITIES
                          ACQUIRED                    UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                             ON          VALUE              OPTIONS AT                IN-THE-MONEY OPTIONS AT
                          EXERCISE     REALIZED          DECEMBER 31, 2005               DECEMBER 31, 2005
---------------------    ----------    --------    -----------------------------    ---------------------------
NAME                                               EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                                               -----------     -------------    -----------   -------------
Barry Aved...........        --           --           559,000          --              --             --
Gerard Guez..........        --           --         2,766,668          --              --             --
Todd Kay.............        --           --         2,433,332          --              --             --
Charles Ghailian.....        --           --           197,000          --              --             --
Corazon Reyes........        --           --            52,000          --              --             --
Henry Chu............        --           --           100,000          --              --             --

----------
* As reported on Yahoo Finance dated 12-31-05.

EMPLOYMENT AND SEVERANCE AGREEMENTS

The Company has entered into employment contracts with the following Named Executive Officer.

We entered into an employment agreement as of September 16, 2005 with Henry Chu, President of our Hong Kong subsidiary Tarrant Company Limited. This employment agreement is for a term of three years. Mr. Chu's employment agreement provides for a monthly salary of HKD200,000 (or approximately US$25,787 per month). The agreement provides that either party may terminate the agreement provided a 2 month advance written notice is provided to the other party.

EMPLOYEE BENEFIT PLANS

The Company adopted the Tarrant Apparel Group Employee Incentive Plan (the "Employee Incentive Plan"). Up to 5,100,000 shares of our common stock were authorized to be issued pursuant to the Employee Incentive Plan. The Employee Incentive Plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other performance-based benefits. The purpose of the Employee Incentive Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits. The Employee Incentive Plan is administered by the Compensation Committee of the Board of Directors. As of December 31, 2005, there were 1,333,050 shares of our common stock subject to outstanding options granted under the Employee Incentive Plan. The original term of the Employee Incentive Plan expired in 2005, and therefore no awards may be granted under the Employee Incentive Plan. In addition, as of December 31, 2005, there were 5,400,000 shares of our common stock subject to outstanding options granted outside of the Employee of Incentive Plan.

We are presenting the 2006 Stock Incentive Plan for approval of the shareholders at the Annual Meeting. If adopted, there will be a 5,100,000 shares of our common stock (subject to adjustment to prevent dilution) available for awards granted under the 2006 Plan. For a description of the materials terms and provisions of the 2006 Plan, see "Item 2. Adoption of Stock Incentive Plan."

In 1994, the Company adopted a Profit Sharing 401(k) Plan (the "Profit Sharing Plan") which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. To be eligible, an employee must have been employed by the Company for at least one year. The Profit Sharing Plan permits employees who have completed one year of service to defer from 1% to 15% of their annual compensation into the Profit Sharing Plan. Additional annual contributions may be made at the discretion of the Company, and a 50% (100% effective July 1, 1995) matching contribution may be made by the Company up to a maximum of 6% (5% effective July 1, 1995) of a participating employee's annual compensation. Contributions made by the Company vest according to a schedule set forth in the Profit Sharing Plan.

Tarrant HK has adopted a Mandatory Provident Fund Scheme - AIA-JF Premium MPF Scheme under the Mandatory Provident Fund Schemes Ordinance, in which the employees who have joined the Company since December 1, 2000 are eligible to enroll. Monthly contributions are made based on 5% of the employees' relevant income.

In addition Tarrant HK has adopted a defined contribution retirement benefits scheme -the AXA Central Provident Fund Scheme (the "Provident Fund scheme") which has been approved under Section 87A of the Inland Revenue Ordinance of Hong Kong since 1992. This scheme has been registered as a Mandatory Provident Fund exempted Occupational Retirement Schemes Ordinance scheme under the Mandatory Provident Fund Schemes Ordinance. From August 1992, an employee, upon completion of one full year's service with Tarrant HK, is entitled to enroll in the Provident Fund scheme on voluntary basis. Since December 1, 2000, no new members have been allowed to enroll in this scheme. Monthly contributions are made based on 5% of the employees' basic salary. The employees having completed more than 3 years of service with Tarrant HK are entitled to the Company's vested benefits according the vesting scale of the Provident Fund scheme.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2005.

                          NUMBER OF SECURITIES TO   WEIGHTED-AVERAGE EXERCISE       NUMBER OF SECURITIES
                          BE ISSUED UPON EXERCISE      PRICE OF OUTSTANDING        REMAINING AVAILABLE FOR
                          OF OUTSTANDING OPTIONS,     OPTIONS, WARRANTS AND     FUTURE ISSUANCE UNDER EQUITY
                            WARRANTS AND RIGHTS               RIGHTS                 COMPENSATION PLANS
                          -----------------------   -------------------------   ----------------------------
Equity compensation
plans approved by
security holders                 6,733,050                    $6.25                          (1)

Equity compensation
plans not approved by
security holders                 1,111,732                    $4.23                          --
                          -----------------------   -------------------------   ----------------------------
Total                            7,844,782                    $5.96                          (1)

----------
(1) No further grants may be made under our existing Employee Incentive Plan. If the 2006 Stock Incentive Plan is approved shareholders at the Annual Meeting, a total of 5,100,000 shares of common stock will be available for issuance under awards granted under the 2006 Plan.

MATERIAL FEATURES OF INDIVIDUAL EQUITY COMPENSATION PLANS NOT APPROVED BY SHAREHOLDERS

Sanders Morris Harris Inc. acted as placement agent in connection with our October 2003 private placement financing transaction. As partial consideration for their services as placement agent, we issued to Sanders Morris Harris a warrant to purchase 881,732 shares of our common stock at an exercise price of $4.65 per share. The warrant has a term of 5 years. As of April 17, 2004, the warrant became fully vested and exercisable.

Sanders Morris Harris Inc. acted as placement agent in connection with our January 2004 registered sale of 1,200,000 shares of our common stock. As partial consideration for their services as placement agent, we issued to Sanders Morris Harris a warrant to purchase 30,000 shares of our common stock at an exercise price of $3.35 per share. The warrant is fully vested and exercisable and has a term of five years.

T.R. Winston & Company acted as placement agent in connection our December 2004 private placement financing transaction. As partial consideration for their services as placement agent, we issued T.R. Winston & Company a warrant to purchase 200,000 shares our common stock at an exercise price of $2.50 per share. The warrant has a term of five years. The warrant will become vested and exercisable on June 14, 2005.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is charged with the responsibility of administering all aspects of our executive compensation programs. The Compensation Committee, which currently is comprised of five independent, non-employee directors also grants all stock options and otherwise generally administers our stock option plans. Following review and approval by the Compensation Committee, determinations pertaining to executive compensation are generally submitted to the full Board of Directors for approval. In connection with its deliberations, the Compensation Committee seeks, and is significantly influenced by, the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

TOTAL COMPENSATION. It is the philosophy of the Compensation Committee that executive compensation should be structured to provide an appropriate relationship between executive compensation and performance of our company and the share price of our common stock, as well as to attract, motivate and retain executives of outstanding abilities and experience. Since its inception, we have maintained the philosophy that executive compensation should be competitive with that provided by other companies in the apparel industry to assist us in attracting and retaining qualified executives critical to our long-term success.

BASE SALARY. Base salaries are negotiated at the commencement of an executive's employment or upon renewal of his or her employment agreement, and are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, and the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of our company. Base salaries may be annually adjusted in the sole discretion of the Compensation Committee to reflect changes in any of the foregoing factors.

STOCK INCENTIVE PLAN OPTIONS AND AWARDS. Under our employee equity incentive plans, the Compensation Committee is authorized to grant any type of award which might involve the issuance of shares of common stock, options, warrants, convertible securities, stock appreciation rights or similar rights or any other securities or benefits with a value derived from the value of the common stock. The number of options granted to an individual is based upon a number of factors, including his or her position, salary and performance, and the overall performance and our stock price.

ANNUAL INCENTIVES. The Compensation Committee believes that executive compensation should be determined with specific reference to our overall performance and goals, as well as the performance and goals of the division or function over which each individual executive has primary responsibility. In this regard, the Compensation Committee considers both quantitative and qualitative factors. Quantitative items used by the Compensation Committee in analyzing our performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the Compensation Committee's assessment of such matters as the enhancement of our image and reputation, expansion into new markets, and the development and success of new products and new marketing programs.

The Compensation Committee attributes various weights to the qualitative factors discussed above based upon their perceived relative importance to us at the time compensation determinations are made. Each executive's performance is evaluated with respect to each of these factors, and compensation levels are determined based on each executive's overall performance.

DETERMINATION OF CHIEF EXECUTIVE OFFICER'S COMPENSATION. Barry Aved served as our Chief Executive Officer during the fiscal year ended December 31, 2005. As compensation, Mr. Aved received an annual base salary of $400,000 and no cash bonus during fiscal 2005 and was not granted any additional options to purchase shares of our common stock. This compensation package was established based upon a comparative analysis of other similarly situated chief executive officers conducted by the Compensation Committee.

The Compensation Committee intends to continue its policy of linking executive compensation with maximizing shareholder returns and corporate performance to the extent possible through the programs described above.

OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Effective January 1, 1994, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the approval of the performance goals by the shareholders of the Company.

All compensation paid to our employees in fiscal 2005 will be fully deductible. With respect to compensation to be paid to executives in 2006 and future years, in certain instances such compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

                                              COMPENSATION COMMITTEE
                                              Stephan Farouze
                                              Milton Koffman
                                              Joseph Mizrachi
                                              Simon Mani
                                              Mitchell Simbal

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists of independent directors (as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The written Charter of the Audit Committee was amended by the Board of Directors in 2004 in light of enhanced audit committee responsibilities resulting from new legislation and regulatory requirements. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The  Audit  Committee  is  responsible  for  overseeing  the  Company's  overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2005, the Audit Committee:

   - Reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and Singer Lewak Greenbaum & Goldstein LLP, the Company's independent registered public accounting firm;

   - Discussed with SLGG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

   - Received written disclosures and the letter from SLGG regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

Based on the Audit Committee's review of the audited financial statements and discussions with management and the Auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

The Audit Committee also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                              AUDIT COMMITTEE
                                              Mitchell Simbal, Chairman
                                              Stephane Farouze
                                              Milton Koffman
                                              Joseph Mizrachi
                                              Simon Mani

PERFORMANCE GRAPH

The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the five-year period from December 31, 2000 to December 31, 2005, compared with the cumulative returns of the NASDAQ Stock Market (U.S. Companies) Index and a peer group of companies. The component entities of the peer group consist of BIB Holdings Limited, Jaclyn Inc. and Nitches Inc. and were generated by Research Data Group, Inc. The comparison assumes $100 was invested on December 31, 2000 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                          [PERFORMANCE GRAPH OMITTED)


                                                   Cumulative Total Return
                                --------------------------------------------------------------
                                  12/00      12/01      12/02     12/03      12/04      12/05
TARRANT APPAREL GROUP            100.00     151.17     112.83     99.03      67.31      29.24
NASDAQ STOCK MARKET (U.S.)       100.00      79.08      55.95     83.35      90.64      92.73
PEER GROUP                       100.00       9.71      2.229      0.03       0.00       0.00

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Except as disclosed in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or executive officers of the Company, nor any shareholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2005, or which is presently proposed.

See "Employment Contracts" for a summary of employment agreements with certain of our executive officers.

We lease our principal offices and warehouse located in Los Angeles, California from GET and office space in Hong Kong from Lynx International Limited. GET and Lynx International Limited are each owned by Gerard Guez, our Chairman of the Board of Directors, and Todd Kay, our Vice Chairman of the Board of Directors. We believe, at the time the leases were entered into, the rents on these properties were comparable to then prevailing market rents. Our Los Angeles offices and warehouse is leased on a month to month basis. On January 1, 2006, we entered into a one year lease agreement with Lynx International Limited for our office space in Hong Kong. We paid $1,019,000 in 2005 in rent for office and warehouse facilities at these locations.

In February 2004, our Hong Kong subsidiary entered into a 50/50 joint venture with Auto Enterprises Limited, an unrelated third party, to source products for Seven Licensing Company, LLC and our private brands subsidiary in mainland China. On May 31, 2004, after realizing an accumulated loss from the venture of approximately $200,000 (our share being half), we sold our interest for $1 to Asia Trading Limited, a company owned by Jacqueline Rose, wife of Gerard Guez. The venture owed us $221,000 as of December 31, 2004. This amount was repaid in the first quarter of 2005.

From time to time in the past, we borrowed funds from, and advanced funds to, Mr. Guez. The greatest outstanding balance of such advances to Mr. Guez during 2005 was approximately $4,766,000. At December 31, 2005, the entire balance due from Mr. Guez totaling $2.3 million was reflected as a reduction of shareholders' equity. All advances to, and borrowings from, Mr. Guez bore interest at the rate of 7.75% during the period. Total interest paid by Mr. Guez was $209,000 for the year ended December 31, 2005. Mr. Guez paid expenses on our behalf of approximately $397,000 for the year ended December 31, 2005, which amounts were applied to reduce accrued interest and principal on Mr. Guez's loan. These amounts included fuel and related expenses incurred by 477 Aviation, LLC, a company owned by Mr. Guez, when our executives used this company's aircraft for business purposes. Since the enactment of the Sarbanes-Oxley Act in 2002, no further personal loans (or amendments to existing loans) have been or will be made to our executive officers or directors.

On July 1, 2001, we formed an entity to jointly market, share certain risks and achieve economies of scale with Azteca Production International, Inc. ("Azteca"), called United Apparel Ventures, LLC ("UAV"). Azteca is owned by the brothers of Gerard Guez, our Chairman. This entity was created to coordinate the production of apparel for a single customer of our branded business. UAV is owned 50.1% by Tag Mex, Inc., our wholly owned subsidiary, and 49.9% by Azteca. Results of the operation of UAV have been consolidated into our results since July 2001 with the minority partner's share of all gains and loses eliminated through the minority interest line in our financial statements. Due to the restructuring of our Mexico operations, we discontinued manufacturing for UAV customers in the second quarter of 2004. We purchased $135,000 of finished goods and services from Azteca and its affiliates in the year ended December 31, 2005. Our total sales of fabric and services to Azteca in 2005 were $88,000.

At December 31, 2005, Messrs. Guez and Kay beneficially owned 590,000 and 1,003,500 shares, respectively, of common stock of Tag-It Pacific, Inc., collectively representing 8.7% of Tag-It Pacific's common stock at December 31, 2005. Tag-It Pacific is a provider of brand identity programs to manufacturers and retailers of apparel and accessories. We purchased $450,000 of trim from Tag-It Pacific during the year ended December 31, 2005.

We believe that each of the transactions described above has been entered into on terms no less favorable to us than could have been obtained from unaffiliated third parties. We have adopted a policy that any transactions between us and any of our affiliates or related parties, including our executive officers, directors, the family members of those individuals and any of their affiliates, must (1) be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board of Directors and (2) be on terms no less favorable to us than could be obtained from unaffiliated third parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth as of March 31, 2006, unless otherwise indicated, certain information relating to the ownership of our common stock by (i) each of our directors, (ii) each of our current named executive officers, and (iii) all of our current named executive officers and directors as a group. Except as listed below, there are no other persons known to us to the beneficial owner of more than five percent of the outstanding shares of our common stock. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 3151 East Washington Blvd., Los Angeles, CA 90023, unless otherwise set forth below such person's name.

                                         Number of Shares of
                                            Common Stock
Name and Address                         Beneficially Owned (1)      Percent (1)
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gerard Guez............................       12,883,084  (2)            38.7%
Todd Kay...............................        4,995,999  (3)            15.2%
Barry Aved.............................          619,000  (4)             2.0%
Corazon Reyes..........................          284,888  (5)             *
Charles Ghailian.......................          197,000  (6)             *
Stephane Farouze.......................          100,000  (7)             *
Henry Chu .............................          100,000  (6)             *
Milton Koffman.........................           34,000  (8)             *
Joseph Mizrachi........................           28,000  (6)             *
Mitchell Simbal........................           24,000  (6)             *
Simon Mani.............................           20,000  (6)            --
DIRECTORS AND OFFICERS AS A GROUP
   (11 PERSONS)........................       19,285,971  (9)            52.5%

----------
*      Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 31, 2006. Percentage ownership is based upon 30,543,763 shares of common stock issued and outstanding as of March 31, 2006.
(2) Includes 461,518 shares held by GKT Investments, LLC, a Delaware limited liability company owned 100% by Mr. Guez and 2,766,668 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to May 30, 2006. Mr. Guez has pledged an aggregate of 3,394,851 of such shares to financial institutions to secure the repayment of loans to Mr. Guez or corporations controlled by Mr. Guez and has pledged 4,600,000 of such shares to UPS Capital Global Trade Finance Corporation to secure his guarantee of our repayment of our debt obligations to UPS.
(3) Includes 2,433,332 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006. Mr. Kay has pledged an aggregate of 1,115,000 of such shares to financial institutions to secure the repayment of loans to Mr. Kay or corporations controlled by the Mr. Kay.
(4) Includes 559,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006.
(5) Includes 52,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006.
(6) Consists of shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006.

(7) Includes 20,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006.
(8) Includes 24,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 30, 2006.
(9) Includes 6,124,000 shares of common stock reserved for issuance upon exercise of stock options that are or will become exercisable on or prior to May 30, 2006.

The information as to shares beneficially owned has been individually furnished by the respective directors, Named Executive Officers, and other shareholders of the Company, or taken from documents filed with the SEC.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2005, all of the Company's executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2007 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 20, 2006. In addition, in the event a shareholder proposal is not received by the Company by March 2, 2007, the Proxy to be solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2005, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, TARRANT APPAREL GROUP, 3151 EAST WASHINGTON BOULEVARD, LOS ANGELES, CALIFORNIA 90023.

                                       ON BEHALF OF THE BOARD OF DIRECTORS

                                       /s/ Gerard Guez
                                       -----------------------------------------
                                       GERARD GUEZ, CHAIRMAN OF THE BOARD



3151 East Washington Boulevard
Los Angeles, California 90023
April 10, 2006

                                   APPENDIX A

                              TARRANT APPAREL GROUP
                            2006 STOCK INCENTIVE PLAN

         Tarrant Apparel Group, a California corporation (the "Company"), by action of both its Compensation Committee and its Board of Directors as a whole, hereby adopts the Tarrant Apparel Group Employee Incentive Plan (the "Plan") with the following provisions:

         1. PURPOSE. The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company's shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

                  (a) "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

                  (d) "Committee" means the Compensation Committee of the Board that is provided for in Section 3 of the Plan.

                  (e) "Common Stock" means the Common Stock, no par value, of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

                  (f) "Company" means Tarrant Apparel Group, a California corporation, or a Subsidiary or successor corporation, or any holding company for Tarrant Apparel Group which is a parent of the Company within the meaning of Code Section 424(e).

                  (g) "Date of Grant" means the date the Committee (or the Board, as the case may be) takes formal action designating that a Participant shall receive an Award, notwithstanding the date the Participant accepts the Award, the date the Company and the Participant enter into a written agreement with respect to the Award, or any other date.

                  (h) "Effective Date" means the date the Plan is approved by the holders of a majority of the shares of Common Stock represented and voting and entitled to vote at a meeting of the shareholders of the Company or by written consent of a majority of the outstanding shares of Common Stock, provided such approval of the shareholders of the Company occurs within twelve (12) months before or after the Committee and the Board both adopt the Plan. Awards may be granted prior to the Effective Date, but payment under such Awards is contingent upon shareholder approval as provided above in this definition. In the event the Company does not obtain shareholder approval of the Plan, any Awards granted pursuant to the Plan shall be rescinded automatically.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

                  (j) "Fair Market Value" means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules.

                           (i) If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price regular way, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or

                           (ii) If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in case no such reported sale takes place, the average of the closing bid and ask prices on such date, or

                           (iii) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or

                           (iv) If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the NASD, selected from time to time by the Company for that purpose.

                  (k) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (l) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

                  (m) "Participant" means an officer, director, employee or independent contractor with respect to the Company or a Subsidiary who is granted an Award under the Plan.

                  (n) "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

                  (o) "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

                  (p) "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

                  (q) "Plan" means this Tarrant Apparel Group 2006 Stock Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

                  (r) "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

                  (s) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of
                           Section 8 of the Plan.

                  (t) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

                  (u)      "Stock  Appreciation Right" means an Award to benefit
                           from  the   appreciation   of  Common  Stock  granted
                           pursuant to the provisions of Section 7 of the Plan.

                  (v) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of
                           Section 6 of the Plan.

                  (w) "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of
                           Section 424(f) of the Code (or successor sections).

                  (x) "Ten Percent Shareholder" means a person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code or successor sections) more than ten percent (10%) of the stock of the Company.

         3.       ADMINISTRATION.

                  (a) The Plan is being established and shall be administered by the Compensation Committee to be appointed from time to time by the Board. The Committee shall be comprised solely of not less than two persons who are all "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and not less than the minimum number (if any) of members of the Board required by Rule 16b-3 of the Exchange Act (or any successor rule). All Committee members must also be "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" and a "non-employee director" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" for purposes of Section 162(m)(4)(C) of the Code and a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act shall automatically and without further action cease to be a member of the Committee.

                  (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

                  (c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the Committee is also expressly authorized to make Awards that do not constitute "performance-based compensation" within the meaning of that provision. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (g) below, but is based solely on continued service to the Company.

                  (d) The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of the duties of the Committee under Section 162(m) of the Code necessary for awards under this Plan to qualify as "performance-based compensation" for purposes of
                           Section 162(m)(4)(C) of the Code.

                  (e) The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

                  (f) The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

                  (g) The Committee, in the case of each Award, shall establish in writing at the time of making the Award the business criterion or criteria (if any) that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria (if any) shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy of the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

                  (h) The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

                  (i) The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Compensation Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

                  (j) In the case of remuneration that is intended to qualify as performance-based compensation for purposes of Code Section 162(m)(4)(C), the Committee and the Board shall disclose to the shareholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the shareholders by a majority vote in a separate shareholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations thereunder determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code
                           Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. Such remuneration shall not be payable under this Plan in the absence of such an approving shareholder vote. In the case of remuneration that is not intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), the Committee and the Board shall make such disclosures to and seek such approval from the shareholders of the Company as they reasonably determine are required by law.

                  (k) To the extent required under Code Section 162(m)(4)(C), before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

                  (l) The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code, Section 409A of the Code and other applicable provisions of the Code and applicable Treasury Regulations for Awards that are intended to qualify under such sections or regulations, but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

         4.       DURATION OF AND COMMON STOCK SUBJECT TO THE PLAN.

                  (a) TERM. The Plan shall terminate automatically on the tenth (10th) anniversary date of the date of adoption of the Plan by the Committee, the date of adoption of the Plan by the Board, or the tenth (10th) anniversary date of the date of shareholder approval of the Plan, whichever is earlier (subject to earlier termination by action of the Board), except with respect to Awards then outstanding.

                  (b) SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall be Five Million One Hundred Thousand (5,100,000).

                           (i)      All of the amounts  stated in this Paragraph
                                    (b) are subject to adjustment as provided in
                                    Section 15 below.

                           (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

                           (iii) If any Awards are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

                  (c) SOURCE OF COMMON STOCK. Common Stock which may be issued under the plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

         5. ELIGIBILITY. Incentive Stock Options may be granted under the Plan only to employees (including employee directors) of the Company and its Subsidiaries. Officer, directors, employees, and independent contractors are eligible to receive
                  Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

         6. STOCK OPTIONS. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock
                  Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

                  (a) GRANT. Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the optionee in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement. Stock Options may be granted alone or in addition to other Awards under the Plan. Only common law employees may receive grants of Incentive Stock Options. No person may be granted in any calendar year options to purchase more than Two Million (2,000,000) shares of Common Stock (subject to adjustment pursuant to Section 15). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Option repriced during a year shall count against this annual limitation.

                  (B) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the exercise price of a Stock Option be less than one hundred percent (100%) of the Fair Market

                           Value of the Common Stock on the Date of the Grant of such Stock Option. In the case of a Ten Percent Shareholder, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on its Date of Grant.

                  (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the date such Stock Option is granted. Furthermore, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years after its Date of Grant.

                  (d) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company as set forth in
                           Section 16 below).

                  (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price
                           (i) in cash or (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant or a promissory note (but only the extent permitted by applicable law). The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the purchase price of such shares.

                  (f) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the Date of Grant) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan and all other incentive stock option plans of this Company or its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Code.

         7. STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

                  (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any year to any person may be measured by an amount of shares of Common Stock in excess of one Two Million (2,000,000) shares, subject to adjustment under Section 15 below. The foregoing sentence is an annual limitation on grants and not a cumulative limitation.

                  (b) GRANT. A Stock Appreciation Right may be granted in addition to or completely independent of any other
                           Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

                  (c) MEASURING PERIOD. A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee, except that in no event shall a

                           Stock Appreciation Right be payable within the first six (6) months after the Date of Grant. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control of the Company as set forth in Section 16 below) that are beyond the control of the Participant, provided that the Committee shall not include any provisions or take any actions that do not comply with the timing an specificity requirements of Section 409A of the Code and the Treasury Regulations or proposed Treasury Regulations thereunder. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code
                           Section 162(m).

                  (d) FORM OF PAYMENT. Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock, (iii) a promissory note (but only to the extent permitted by applicable law) or
                           (iv) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control (as defined in Section 16) shall be paid in cash.

         8.       RESTRICTED  AWARDS.  Restricted  Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

                  (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

                  (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

                  (c) GRANTS OF AWARDS. Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

                  (d) RESTRICTION PERIOD. Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide services to the Company or its Subsidiaries, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company under
                           Section 16). The Committee may provide (but is not required to provide) in the written agreement with the recipient that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

                  (e) PAYMENT OF AWARDS. A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted shares at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

                  (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Grant shall be treated as additional shares under the Restricted Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Grant with respect to which the dividends are issued.

         9. PERFORMANCE AWARDS. Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

                  (a) PERFORMANCE SHARE GRANTS. A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

                  (b) PERFORMANCE UNIT GRANTS. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

                  (c) GRANTS OF AWARDS. Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

                  (d) PERFORMANCE GOALS AND PERFORMANCE PERIODS. Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period selected by the Committee ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations
                           Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate.

                  (e) PAYMENT OF AWARDS. In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the
                           Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company as set forth in Section 16 below), provided that the Committee shall not include any provisions or take any actions that do not comply with the timing an specificity requirements of
                           Section 409A of the Code and the regulations or proposed regulations thereunder. The Committee may provide (but is not required to provide) in the written agreement with the recipient that, in the case of a cash payment, acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

         10.      OTHER STOCK-BASED AND COMBINATION AWARDS.

                  (a) The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

                  (b) The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

                  (c) Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

         11. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible
                  (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

         12. DIVIDEND EQUIVALENTS. Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

         13. TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised after a Participant's termination of employment shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award, except that in the event a Participant's employment with the Company or a Subsidiary terminates for any reason within six (6) months of the date of grant of any Award held by the Participant, the Award shall expire as of the date of such termination of employment and the Participant and the Participant's legal representative or beneficiary shall forfeit any and all rights pertaining to such Award.

         14. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order within the meaning of the Code. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

         15.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  (b) In the event of any change in capitalization affecting the Common Stock of the Company after the Effective Date, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee or the Board in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and
                           (iv) the price per share in respect of outstanding Awards.

                  (c) The Committee or the Board may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock option or stock appreciation rights and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of shares of Common Stock available for Awards under
                           Section 4 of the Plan may be increased accordingly.

         16.      CHANGE IN CONTROL.

                  (a) In the event of a Change in Control (as defined in Paragraph (b) below) of the Company, and except as otherwise provided in Award agreements:

                           (i) All Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control (and shall terminate at such time as specified in the Award agreement);

                           (ii) All restrictions and conditions of all Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

                           (iii) All Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control;

                                    subject to the limitation that any Award which has been outstanding less than six (6) months on the date of the Change in Control shall not be afforded such treatment.

                  (b) A "Change in Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events:

                           (i)      Any person,  including a group as defined in
                                    Section   13(d)(3)  of  the  Exchange   Act,
                                    becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

                           (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

                           (iii) The shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned
                                    corporation   or   for  a  sale   or   other
                                    disposition of all or substantially all the assets of the Company;

                           (iv) A tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder; or

                           (v) Formation of a holding company for the Company in which the shareholdings of the holding company after its formation are substantially the same as for the Company prior to the holding company formation does not constitute a Change in Control for purposes of this Plan.

                  (c) In the event that any payment under this Plan (alone or in conjunction with other payments) would otherwise constitute an "excess parachute payment" under Section 280G of the Code (in the sole judgment of the Company), such payment shall be reduced or eliminated to the extent the Company determines necessary to avoid deduction disallowance under
                           Section 280G of the Code or the imposition of excise tax under Section 4999 of the Code. The Company may consult with a Participant regarding the application of Section 280G and/or Section 4999 to payments otherwise due to such Participant under the Plan, but the judgment of the Company as to applicability of those provisions, the degree to which a payment must be reduced to avoid those provisions, and which Awards shall be reduced, is final. The Compensation Committee shall act on behalf of the Company in interpreting and administering this limitation.

         17. AMENDMENT AND TERMINATION. Without further approval of the shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the shareholders, make any amendment which would
                  (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 of the Plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for shareholder approval.

         18.      MISCELLANEOUS MATTERS.

                  (a) TAX WITHHOLDING. The Company shall have the right to require all Participants or any other person legally entitled to exercise any Awards to pay the Company any federal, state, or local taxes of any kind required by law to be withheld with respect to the exercise of Awards or the sale of Common Stock issued hereunder or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

                  (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

                  (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                  (d) ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Payment under any Awards granted pursuant to the Plan is wholly contingent upon shareholder approval of the Plan. Where approval for an award sought pursuant to Section 162(m)(4)(C)(ii) is not granted by the Company's shareholders, the Award shall be annulled automatically. In the event the employment of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For purposes of the Plan, the term "terminated for cause" means any discharge because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

                  (e) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

                  (f) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (g) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

                  (h)      COSTS  OF   PLAN.   The   costs   and   expenses   of
                           administering the Plan shall be borne by the Company.

                  (i)      GOVERNING   LAW.  The  Plan  and  all  actions  taken
                           thereunder shall be governed by and construed in accordance with the laws of the State of California.

                              TARRANT APPAREL GROUP
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of TARRANT APPAREL GROUP, a California corporation (the "Company"), hereby nominates, constitutes and appoints Gerard Guez and Corazon Reyes, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 25, 2006, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.       To elect the Board of Directors' five nominees as directors:

     Gerard Guez    Todd Kay    Corazon Reyes    Joseph Mizrachi    Simon Mani

     |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below) |_| WITHHELD for all nominees listed above
         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.       To approve the 2006 Stock Incentive Plan, which authorizes the issuance of up to 5,100,000 shares of common stock pursuant to awards granted pursuant thereto.

                  |_| FOR             |_| AGAINST           |_| ABSTAIN

Proposal 3.       To  ratify  the   appointment  of  Singer  Lewak  Greenbaum  &
                  Goldstein LLP as the Company's independent public accountants for the year ending December 31, 2006.

                 |_| FOR              |_| AGAINST            |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 10, 2006, relating to the Annual Meeting.

                                         Dated:___________________________, 2006

                                         Signature:_____________________________

                                         Signature:_____________________________
                                                  Signature(s) of Shareholder(s)
                                                     (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Shareholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE